                                                 CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption  "Independent  Auditors" and to the use of our report dated February 2,
2002,  in the  Registration  Statement  (Form S-2 No.  333-97941)  and related  Prospectus  of American  Skandia  Life  Assurance
Corporation.

                                                              /s/ERNST & YOUNG LLP

Hartford, Connecticut
November 1, 2002